UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2004

VITAL IMAGES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-22229
(Commission File Number)

42-1321776
(IRS Employer Identification No.)

3300 Fernbrook Lane N., Suite 200, Plymouth Minnesota	55447
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (763) 852-4100

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1

A copy of the press release announcing that Jay D. Miller, president and CEO, and Gregory S. Furness, vice president, finance and CFO, will be presenting at the Wall Street Analyst Forum on March 3, 2004, issued by Vital Images, Inc. on February 23, 2004, is being furnished as an exhibit to this Form 8-K.

Item 9. Regulation FD Disclosure.

On February 23, 2004, Vital Images, Inc. issued a press release announcing that Jay D. Miller, president and CEO, and Gregory S. Furness, vice president, finance and CFO, will be presenting at the Wall Street Analyst Forum on March 3, 2004.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

On February 23, 2004, Vital Images, Inc. issued a press release announcing that Jay D. Miller, president and CEO, and Gregory S. Furness, vice president, finance and CFO, will be presenting at the Wall Street Analyst Forum on March 3, 2004.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VITAL IMAGES, INC.

March 3, 2004	/s/ Gregory S. Furness
Gregory S. Furness
Chief Financial Officer and Vice President-Finance (Chief Financial Officer)